UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 24, 2013

FRED'S, INC.

(Exact name of registrant as specified in its charter)

TENNESSEE	62-0634010
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Commission file number 001-14565

4300 New Getwell Road

Memphis, Tennessee 38118

(Address of Principal Executive Offices)

(901) 365-8880

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

At the 2013 Annual Meeting of Shareholders held on June 19, 2013, Roger T. Knox’s term as a Director expired and he retired as a member of the Board of Directors. The seven remaining Directors were submitted to the shareholders for their consideration of election to the Board of Directors. The results of that vote are presented in Item 5.07 Submission of Matters to a Vote of Security Holders.

Item 5.07 Submission of Matters to a Vote of Security Holders

On June 19, 2013, Fred’s, Inc. (the “Company”) held its 2013 Annual Meeting of Shareholders at which the Company’s shareholders considered and voted on the following three proposals: (1) the election of Directors for a one-year term, (2) the ratify the election of BDO USA, LLP as our registered public accounting firm and (3) the approval, on a advisory basis, of the Company’s executive compensation.

At the close of business on April 26, 2013, the record date, the Company had 36,723,334 shares of common stock issued and outstanding. There were 34,953,536 shares represented in person or by proxy at the Annual Meeting, which comprise a majority of the issued and outstanding shares of common stock as of the record date.

The final results of the vote on the three shareholder proposals are as follows:

Proposal 1. Election of the Directors

At the Annual Meeting of the Shareholders of Fred’s, Inc., held on June 19, 2013, Michael J. Hayes, John R. Eisenman, Thomas H. Tashjian, B. Mary McNabb, Michael T. McMillan, Bruce A. Efird and Steven R. Fitzpatrick were elected as directors of the Company by vote of the shareholders. The results of the voting were as follows:

Election of Directors:	For	Withheld
Michael J. Hayes	27,522,568	4,702,020
John R. Eisenman	31,088,718	1,135,870
Thomas H. Tashjian	28,404,604	3,819,984
B. Mary McNabb	31,427,578	797,010
Michael T. McMillan	31,343,606	880,982
Bruce A. Efird	31,210,601	1,013,987
Steven R. Fitzpatrick	31,409,107	815,481

There were no abstentions and 2,728,948 broker non-votes with respect to this proposal.

Proposal 2.  Approve Selection of Independent Registered Public Accounting Firm

The shareholders voted to ratify the appointment of BDO USA, LLP as our registered public accounting firm for the fiscal year ending February 1, 2013. The results of the voting were as follows:

For	Against	Abstain
34,500,061	364,941	88,534

There were no broker non-votes with respect to this proposal.

Proposal 3. Advisory vote on Executive Compensation

The shareholders voted to approve, on a nonbinding, advisory basis, the compensation of our executive officers. The results of the voting were as follows:

For	Against	Abstain
31,638,552	428,326	157,710

There were 2,728,948 broker non-votes with respect to this proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 24, 2013	FRED’S, Inc.
(Registrant)

	By:	/s/ Jerry A Shore
Jerry A Shore Executive Vice President and Chief Financial Officer